SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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ACIES CORPORATION
(Name of Registrant As Specified In Its Charter)

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ACIES CORPORATION
3363 N.E. 163rd Street
Suite 705
North Miami Beach, Florida 33160

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Friday, October 30, 2009

To the stockholders of Acies Corporation:

Notice is hereby given of an annual meeting of stockholders of Acies Corporation (the "Company") to be held on Friday, October 30, 2009 at 10:00 A.M. E.S.T. at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, for the following purposes:

1.	To elect three directors. The Board of Directors recommends that you approve the election of Oleg Firer, Theodore Ferrara and Steven Wolberg as Directors of the Company.

2.
To authorize our Board of Directors to effect a reverse stock split.  The Board of Directors recommends that you authorize our Board of Directors to amend our Certificate of Incorporation to effect a reverse split of our outstanding common stock in a ratio between 1:10 and 1:500, without further approval of our stockholders, upon a determination by our Board of Directors that such a reverse stock split is in the best interests of our company and our stockholders.

3.	Ratification of the Company’s 2009 Stock Incentive Plan. The Board of Directors recommends that you approve and ratify the Company’s 2009 Stock Incentive Plan.

4.	To ratify the appointment of GBH CPAs, PC, as the Company’s independent auditors for the fiscal years ending March 31, 2009 and 2010.

5.	To transact such other business as may properly come before the annual meeting.

Stockholders of record on the close of business on September 17, 2009 are entitled to notice of the meeting. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY; however, all stockholders are cordially invited to attend the meeting in person; but our majority stockholders do not need your vote to effect the changes above.

The accompanying Information Statement is for informational purposes. Please read the accompanying Information Statement carefully.

A copy of our March 31, 2009, Annual Report on Form 10-K is enclosed with this Information Statement, and includes certain information which may be useful in determining the vote of the matters set forth above.

By the Board of Directors,

/s/ Oleg Firer
Oleg Firer
Chairman of the Board of Directors

September 23, 2009

ACIES CORPORATION
3363 N.E. 163rd Street
Suite 705
North Miami Beach, Florida 33160

INFORMATION STATEMENT
September 23, 2009

This Information Statement is furnished by the Board of Directors of Acies Corporation (the "Company") to provide notice of an annual meeting of stockholders of the Company which will be held on Friday, October 30, 2009 at 10:00 A.M. E.S.T. at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160 (the “Meeting”).

The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on September 17, 2009 (the "Record Date"). This Information Statement will be first mailed on or about September 25, 2009, to stockholders of record at the close of business on the Record Date. As of the Record Date, there were 73,984,095 shares of the Company's common stock outstanding and 1,000 shares of the Company's Series A Preferred Stock outstanding. The holders of all outstanding shares of common stock are entitled to one (1) vote per share of common stock registered in their names on the books of the Company at the close of business on the Record Date.  The holders of our Series A Preferred Stock, as of the Record Date, which shares are solely held by our Chief Executive Officer and Chairman, Oleg Firer, are able to vote collectively as a group an amount of shares equal to fifty-one percent (51%) of our total voting shares, equaling 77,003,854 shares as of the Record Date, and together with outstanding shares of common stock represented an aggregate of 150,987,949 voting shares outstanding as of the Record Date and eligible to vote at the Meeting.

The presence at the annual meeting of the holders of a majority of the outstanding shares of stock entitled to vote at the annual meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the annual meeting other than the matters referred to in this Information Statement.

The matters scheduled to come before the annual meeting require the approval of a majority of the votes cast at the annual meeting, other than the election of Directors, which requires a plurality of the votes cast at the annual meeting.

Oleg Firer, our Chief Executive Officer and Chairman, owns (and did own as of the Record Date) all one thousand (1,000) outstanding shares of our Series A Preferred Stock, giving him the right to vote fifty-one percent (51%) of our voting shares eligible to vote at the annual meeting, totaling 77,003,854 shares. Additionally, Mr. Firer beneficially owned 9,634,286 shares of our outstanding common stock, representing 13.0% of our outstanding common stock as of the Record Date.  Pinnacle Three Corporation, which is beneficially owned by Leon Goldstein, its President (“Pinnacle Three”), owned 22,515,000 shares of common stock as of the Record Date, representing 30.4% of our outstanding common stock and Theodore Ferrara, our Director, owned 7,190,331 shares of common stock, as a result of his beneficial ownership of Rite Holdings, Inc., representing 9.7% of our outstanding common stock as of the Record Date.  As a result, Mr. Firer, Pinnacle Three and Mr. Ferrara (collectively the "Majority Shareholders") will be able to vote in aggregate 116,343,471 voting shares at the Meeting, representing 77.1% of our voting stock as of the Record Date (150,987,949 shares), and they have agreed in advance to vote “for” the approval and the ratification of the proposals described herein at the Meeting, and will therefore be able to approve the matters presented in this Information Statement without the further vote or consent of any other  Company stockholders. As such, the Company is not soliciting your vote as the Majority Shareholders already have the vote in hand.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL 1

ELECTION OF THREE DIRECTORS

What Are The Majority Stockholders Approving?

Three (3) directors are to be elected to serve until the next annual meeting of the stockholders and/or until their successors are elected. The Board of Directors and the Majority Stockholders have nominated Oleg Firer, Theodore Ferrara and Steven Wolberg to be elected to the Board of Directors (the "Nominees").  Mr. Firer is currently serving as Chairman, President and Chief Executive Officer of the Company.  Mr. Ferrara is currently serving as Director of the Company.  Mr. Wolberg does not currently serve as an officer or Director of the Company, but has been serving as a consultant to the Company since approximately March 2009.

In addition to serving as Director of the Company, Mr. Ferrara is currently the President of Rite Holdings, Inc., a corporation that owns 7,190,331 shares of the Company’s common stock, representing 9.7% of the issued and outstanding common stock shares of the Company.

Mr. Wolberg also currently has employment outside of the Company, as described below.  Additionally, it is anticipated that following Mr. Wolberg’s appointment as a Director of the Company, the Board of Directors may appoint Mr. Wolberg as an officer of the Company.

The Board of Directors has no reason to believe that the Nominees will be unable to serve or decline to serve as directors. Any vacancy occurring between stockholders' meetings, including vacancies resulting from an increase in the number of Directors may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual stockholders' meeting.

The following biographical information is furnished with respect to the Nominees. The information includes the individuals’ present position with the Company and other business experience during at least the last five years:

Oleg Firer, age 32
Chairman, President, Chief Executive Officer, acting Chief Financial Officer and Secretary

From May 2005 to the present, Oleg Firer has served as Chairman of the Board of Directors. From July 2004 to the present, Mr. Firer has served as our President, Chief Executive Officer and Secretary and has served as our Treasurer since May 4, 2006. Mr. Firer has also served as our acting Chief Financial Officer since May 31, 2008. Mr. Firer has served as the President of GM Merchant Solution, Inc., since August 2002. Additionally, Mr. Firer has served as the Managing Partner of GMS Worldwide, LLC, since August 2003. From November 2002 to December 2003, Mr. Firer served as the Chief Operating Officer of Digital Wireless Universe, Inc. From December 2001 to November 2002, Mr. Firer served as the Managing Partner of CELLCELLCELL, LLC. From March 1998 to December 2001, Mr. Firer served as Vice President of SpeedUS Corp (NASDAQ: SPDE). Mr. Firer attended business management classes at Phoenix University in 2000. Mr. Firer studied Computer Science at New York Technical College from 1993 to 1995.

Theodore Ferrara, age 44
Director

Mr. Ferrara has served as a Director of the Company since July 17, 2008.  Mr. Ferrara is currently the President of Sicon Contractors Inc., where he has served since October 1991.  Sicon Contractors, Inc. is a construction company operating out of Brooklyn, New York that specializes in the excavation, installation and restoration of utilities.  Mr. Ferrara has also served as the President of Rite Holdings, Inc., since July 2007.  From January 1985 to September 1991 he worked as a backhoe operator for Sical Contractors, Inc. in Brooklyn, New York. The Company does not currently have an employment agreement or other compensation arrangement in place with Mr. Ferrara.

Steven Wolberg, age 49
Nominee Director

Mr. Wolberg does not currently serve as an officer or Director of the Company, however he has served as a consultant to the Company since approximately January 2009.  Additionally, subsequent to Mr. Wolberg’s appointment as a Director of the Company, it is anticipated that the Board of Directors may appoint Mr. Wolberg as an officer of the Company.  Mr. Wolberg currently operates a solo law practice in Newton, Massachusetts, Attorney Steven Wolberg, which he has operated since January 1997.  Mr. Wolberg  served as Chief Counsel and Vice President of Corporate Development for Mascot Networks in Cambridge, Massachusetts from January 2000 to September 2001.  Since September 1996 Mr. Wolberg has served as president of Oakland Properties, Inc., a real estate development company.  From February 1993 to December 1994, Mr. Wolberg served as an attorney in the real estate and corporate divisions of Brown and Rudnick in Boston, Massachusetts.  From March 1988 to November 1991, Mr. Wolberg was a partner with the law firm of Jordaan and Wolberg in Johannesburg, South Africa.  From January 1986 to February 1988, Mr. Wolberg was employed as an attorney with Goodman and North in Johannesburg, South Africa.

Mr. Wolberg also currently owns and serves as the Managing Member of Prime Portfolios, LLC, which does not directly compete with the Company, but which does hold a private investment portfolio of payment processing companies similar to the Company.

Mr. Wolberg received his Bachelor of Arts from the University of Witwatersrand in Johannesburg, South Africa, his Bachelors of Laws from the University of Witwatersrand, in Johannesburg, South Africa, and his Juris Doctorate from the New England School of Law in Boston, Massachusetts.  Mr. Wolberg is also a member of the Massachusetts Bar Association.

------------------------

Our Directors are elected annually and hold office until our next annual meeting of the stockholders and until their successors are elected and qualified. Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement. Our officers and Directors may receive compensation as determined by us from time to time by vote of the Board of Directors. Such compensation might be in the form of stock options. Directors may be reimbursed by us for expenses incurred in attending meetings of the Board of Directors. Vacancies in the Board are filled by majority vote of the remaining directors.  None of our executive officers, managers or Directors have a family relationship with any other of our executive officers, managers or directors.

We are not aware of the occurrence during the last five years of any events that are material to an evaluation of the ability or integrity of any of our directors, persons nominated to become directors, executive officers, or control persons such as the following:

▪	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

▪	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

▪
Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting the involvement of such person in any type of business, securities or banking activities; and

▪
Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Committees of The Board Of Directors

Audit and compensation committees of our Board of Directors were formed on May 26, 2006, both consisting of our three former independent directors, Jeffrey Klores, William Scigliano and Bonnie Wachtel. As of the resignation of these independent directors on July 16, 2008, the Company does not currently have audit and compensation committees.  The Company will resume its audit and compensation committees at such time as it is able to elect or appoint adequate independent directors to fill these committees.  Until such time as the Company has re-established an audit and compensation committee, the duties of such committees will be handled by the entire Board of Directors.

Compliance with Section 16(a), Beneficial Ownership Reporting Compliance

Based on our review of copies of all disclosure reports filed by our directors and executive officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, our officers and directors are in compliance with Section 16(a).

Executive Compensation

Summary Compensation Table

Name and principal position	Fiscal Year	Salary ($)		Bonus ($)	Stock awards ($) (1)	Option awards ($) (1)	All other compensation ($) (2)	Total ($)
Oleg Firer, President, CEO and CFO	2009	$215,000	(a)	-	-	-	-	$215,000
	2008	$215,000		-	-	$43,494	15,960	$274,454
	2007	$211,433		-	-	$90,898	$15,720	$318,051

Jeffrey A. Tischler, former EVP and CFO (3)	2009	$45,000		-	-	-	-	$45,000
	2008	$180,000		-	-	$13,846	$12,000	$192,000
	2007	$176,942		-	$68,750	$73,851	$5,000	$324,543

Yakov Shimon, Former Vice President (4)	2009	$86,667		-	-	-	-	$86,667
	2008	$130,000		-	-	$12,258	-	$142,258
	2007	$118,333		-	-	$24,109	$4,850	$147,292

(a) Includes $95,000 which was accrued and unpaid.

(1)  The value for Stock and Option Awards in the table above represents the dollar amount recognized for financial reporting purposes for each respective year in accordance with Statement of Financial Accounting Standards No. 123R, Accounting for Stock-Based Compensation (SFAS 123R).  The dollar amount for each named executive officer varies depending on the number of options held, the fair value of such options, and the vesting terms of such options. See Note 6 of Notes to Consolidated Financial Statements for the year ended March 31, 2009, including with the Form 10-K mailed to shareholders with this Schedule 14C, for information on the assumptions used to calculate the grant date fair value of Option Awards and the expense recognized under SFAS 123R.

(2) Other compensation for all named employees consists of premium payments for life insurance policies pursuant to employment agreements. Such payments for Mr. Shimon ceased in July 2006.

(3) Effective May 31, 2008, Jeffrey A. Tischler resigned from the Company.

(4) Effective October 23, 2008, Yakov Shimon resigned from the Company.

Outstanding Equity Awards At March 31, 2009

The following table sets forth information regarding the unexercised options for each of the named executive officers as of March 31, 2009:

Option and Warrant Awards

Name	Number of Securities Underlying Unexercised Options and Warrants (#) Exercisable		Number of Securities Underlying Unexercised Options and Warrants (#) Unexercisable	Option or Warrant Exercise Price ($)	Option or Warrant Expiration Date
Oleg Firer	1,845,825	(1)	-	$1.00	07/01/09
	1,000,000	(2)	-	$0.25	05/03/11

(1) Options granted July 1, 2004, and vested ratably each quarter over a three-year period and have since expired following the year ended March 31, 2009.

(2) Options granted May 3, 2006, and vested ratably each quarter over a three-year period.

Executive Employment Agreements

On or around August 13, 2009, the Company and Mr. Firer agreed to the entry into a three year employment agreement effective as of May 5, 2009 and continuing until May 4, 2012 (unless terminated previously as provided in the agreement and described below).  Pursuant to the agreement, Mr. Firer agreed to serve as our Chief Executive Officer and as the Chief Executive Officer of Acies, Inc., our wholly-owned Nevada subsidiary.  We agreed to pay Mr. Firer compensation of $215,000 per year, and that Mr. Firer would have the right, at the sole discretion of our Board of Directors, to receive an annual incentive bonus of up to a maximum of 70% of Mr. Firer’s annual base salary and an annual discretionary bonus of up to 30% of Mr. Firer’s base salary.  We also agreed to issue Mr. Firer the 1,000 shares of the Company’s amended and restated shares of Series A Preferred Stock which were previously designated by the Board of Directors (as described below).  Finally, the employment agreement provided that we would reimburse Mr. Firer for health insurance premiums of up to $1,350 per month and provide Mr. Firer a car allowance of up to $1,500 per month.

The employment agreement can be terminated by Mr. Firer for “cause” (as defined therein), by the Company for “good reason” as defined therein, by the mutual consent of the parties, or by any party at any time for any reason.  The employment agreement is also terminated by Mr. Firer’s death or his disability (as described therein).  In the event the agreement is terminated for “cause” by the Company, without “good reason” by Mr. Firer, or by mutual agreement, Mr. Firer is to be paid any earned but unpaid salary, benefits or bonuses, and reimbursement for any business expenses paid by Mr. Firer (the “Accrued Obligations”).  In the event that Mr. Firer’s employment is terminated due to death or disability, he (or his heirs) are to receive the Accrued Obligations and up to 12 months of COBRA health coverage reimbursement (the “COBRA Coverage”).  In the event the employment agreement is terminated without “cause” by the Company or for “good reason” by Mr. Firer, he is to receive the Accrued Obligations, the COBRA Coverage, and the greater of 12 months of salary or the remaining salary due to him under the term of the agreement.

The Company does not currently have any employment agreements in place with its Directors, Mr. Ferrara or Mr. Wolberg.

Compensation of Directors

Members of our Board of Directors do not currently receive any cash or stock compensation for their services as Directors; however they are reimbursed for reasonable expenses incurred in attending Board meetings.

The following table sets forth information concerning the compensation of our directors, other than Mr. Firer, whose salary is described above, and who did not receive any compensation other than his compensation for serving as an officer of the Company, during the last completed fiscal year ended March 31, 2009:

Name	Fees Earned Total	Stock awards ($) (1)	Option awards ($) (1)	Total ($)
Theodore Ferrara	$-	$-	$-	$-

 Security Ownership of Certain Beneficial Owners and Management

The following table identifies as of September 17, 2009 information regarding the current directors and executive officers of the Company and those persons or entities who beneficially own more than 5% of the common stock of the Company, and the number of and percent of the Company's common stock beneficially owned by:

•	all directors and nominees, naming them,

•	our executive officers,

•	our directors and executive officers as a group, without naming them, and

•	persons or groups known by us to own beneficially 5% or more of our common stock.

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

A person or other entity is deemed to be the beneficial owner of securities that can be acquired by that owner within 60 days from September 17, 2009 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by that owner, but not those held by any other owner, and which are exercisable within 60 days of September 17, 2009 have been exercised and converted.

Name of Beneficial Owner	Common Stock		Common Stock	Preferred Stock		Percentage of Total
	Beneficially Owned		Voting Percentage (1)	Voting Shares		Voting Rights (2)

Oleg Firer	19,884,286	(3)	23.6%	77,003,854	(4)	60.1%
President, CEO, acting CFO and Director
3363 N.E. 163rd Street
Suite 705

Yakov Shimon	9,616,886	(5)	13.0%	0		6.4%
132 West 36th Street, 3rd Floor
New York, New York 10018

Theodore Ferrara (Rite Holdings, Inc.)	7,190,331	(6)	9.7%	0		4.8%
Director
3363 N.E. 163rd Street
Suite 705

Pinnacle Three Corporation	31,430,000	(7)	37.9%	0		19.7%
1445 Windjammer Way
Hollywood, Fl 33160

Steven Wolberg	0		0	0		0.0%
Nominee Director
3363 N.E. 163rd Street
Suite 705

All Officers and Directors	27,074,617		32.1%	77,003,854		68.5%
As a Group (3 persons)

(1)
Based on 73,984,095 shares of common stock outstanding as of September 17, 2009, except that shares of common stock underlying options, warrants and/or convertible securities exercisable or convertible within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants.

(2)
Based on 73,984,095 shares of common stock and 1,000 shares of Series A Preferred Stock outstanding as of September 17, 2009, which have the right to vote in aggregate 51% of the Company’s outstanding shares, representing 77,003,854 shares as of September 17, 2009, and together with the common stock representing an aggregate of 150,987,949 voting shares.  Also includes the shares of common stock underlying options, warrants and/or convertible securities exercisable or convertible within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options, warrants and/or convertible securities.

(3)
Includes: (i) 8,212,510 shares of common stock issued on July 2, 2004 pursuant to an Exchange Agreement whereby Acies Corporation exchanged approximately 99.2% of its issued and outstanding common stock for approximately 26,150,000 newly issued shares of common stock of Atlantic Synergy, Inc.; (ii) 342,188 shares of common stock each held by GM Merchant Solutions, Inc. ("GM-NY"), a New York corporation, and GMS Worldwide, LLC ("GMS-NY"), a New York limited liability company, which Mr. Firer exercises voting and investment power over; provided that Mr. Firer disclaims beneficial ownership of such securities held by GM-NY and GMS-NY except to the extent of his pecuniary interest in GM-NY and GMS-NY; (iii) 720,000 shares of common stock issued on September 13, 2004 pursuant to the 2004 Officer/Director/Employee Stock Award Plan; (iv) 4,000 shares of common stock purchased on the open market on October 5, 2004 at a price of $0.25 per share; (v) 5,200 shares of common stock purchased on the open market on February 25, 2005 at a price of $0.19 per share; (vi) 8,200 shares of common stock purchased on the open market on May 11, 2005 at a price of $0.095 per share; and (vii) options granted on May 3, 2006 to purchase 1,000,000 shares of common stock at a price of $0.25 per share. Also includes a promissory note in the principal amount of $185,000, which is convertible into 9,250,000 shares of the Company’s common stock at the rate of $0.02 per share.

(4)
Represents 1,000 shares of Series A Preferred Stock, which shares are able to vote collectively as a group an amount of shares equal to fifty-one percent (51%) of our total voting shares, equal to 77,003,854 voting shares as of September 17, 2009.

(5)
Includes: (i) 8,212,510 shares of common stock issued on July 2, 2004 pursuant to an Exchange Agreement whereby Acies Corporation exchanged approximately 99.2% of its issued and outstanding common stock for approximately 26,150,000 newly issued shares of common stock of Atlantic Synergy, Inc.; (ii) 342,188 shares of common stock each held by GM Merchant Solutions, Inc. ("GM-NY"), a New York corporation, and GMS Worldwide, LLC ("GMS-NY"), a New York limited liability company, which Mr. Yakov exercises voting and investment power over; provided that Mr. Yakov disclaims beneficial ownership of such securities held by GM-NY and GMS-NY except to the extent of his pecuniary interest in GM-NY and GMS-NY;  and (iii) 720,000 shares of common stock issued on September 13, 2004 pursuant to the 2004 Officer/Director/Employee Stock Award Plan.

(6)
Includes 7,190,331 shares of common stock sold to Rite Holdings on March 8, 2008 previously owned by Miron Guilliadov.  The beneficial owner of the shares held by Rite Holdings is Theodore Ferrara, who became our Director on July 17, 2008.

(7)
Includes 22,515,000 shares of common stock issued upon conversion of the Promissory Note issued to Pinnacle Three Corporation for $450,000 at an exercise price of $0.02 per share including accrued interest of $300. Also includes promissory notes in the principal amount of $178,300, which are convertible into 8,915,000 shares of the Company’s common stock at the rate of $0.02 per share.

Certain Relationships and Related Transactions

During the year ended March 31, 2008, the Company paid approximately $22,500 for equipment previously purchased from ViVOtech Inc. Jeffrey D. Klores, a former Director of the Company, was Vice President of Sales for ViVOtech Inc at the time of the purchase.  During the corresponding period ended March 31, 2007, the Company purchased equipment from ViVOtech Inc. aggregating $22,947.

During the year ended March 31, 2009, the Company paid approximately $7,692 in residual commissions and accrued $37,616 in addition to a balance carried forward from the year ended March 31, 2008 of $13,859 to CROM Merchant Services, Inc. an entity controlled by Theodore Ferrara, then an independent sales agent, and a principal of Rite Holdings, Inc., which is a significant shareholder of the Company.  Mr. Ferrara is also currently a Director of the Company.

Our former independent directors, Mr. Klores, Mr. Scigliano and Ms. Wachtel, qualified as being independent pursuant to the rules and regulations of NASDAQ.  Subsequent to their resignations in July 2008, the Company has not had an audit committee and/or a compensation committee and the functions of such committees have been handled exclusively by the board of directors.

On July 17, 2008, the Board of Directors of the Company approved a decrease in the number of Directors of the Company from four (4) to two (2) and appointed Theodore Ferrara as a Director of the Company to fill the one remaining vacancy on the Board.

In June 2008, the Company borrowed $450,000 through the execution of a convertible promissory note with Pinnacle Three Corporation (“Pinnacle”), bearing interest at a rate of 8% per annum, with principal and all accrued interest payable in November 2010. On June 6, 2008, the Company received a conversion letter from Pinnacle requesting conversion of the principal and accrued interest into 22,515,000 shares of the Company's common stock at a price of $0.02 per share, per the terms of the Note agreement. On July 17, 2008, the Company issued 22,515,000 shares to Pinnacle in exchange for the Settlement Agreement and Mutual Release between Pinnacle and the Company.

During the months of August and September 2008, the Company borrowed $172,653 through the execution of a convertible promissory note with Pinnacle. In July 2009, the Company entered into an additional 18% Convertible Promissory Note with Pinnacle to evidence an additional $5,647 loaned by Pinnacle to the Company. The notes bear interest at a rate of 18% per annum. The notes were due and payable on September 23, 2009, but were extended in connection with the entry into amended notes by the parties on or around September 23, 2009, which extended the due date of such notes to November 30, 2009, without changing any of the other terms and conditions of the notes. The Pinnacle notes are convertible into shares of the Company’s common stock at an exercise price of $0.02 per share at any time prior to the maturity date.

On September 23, 2008, the Company entered into an 18% Convertible Promissory Note in favor of Mr. Firer, Acies’ Chief Executive Officer, to evidence the amount of $185,000 owed by the Company to Mr. Firer in connection with various expenses paid by Mr. Firer on the Company's behalf and reimbursements he is owed dating back to April 2006. Under the terms and conditions of the note, the Company promised to pay to Mr. Firer a principal sum in the amount of $185,000, together with accrued and unpaid interest at the rate of 18% per annum. The note was due and payable on September 23, 2009, but was extended in connection with the entry into an amended note by the parties on or around September 23, 2009, which extended the due date of such note to November 30, 2009, without changing any of the other terms and conditions of the note. The note is convertible into shares of the Company's common stock at an exercise price of $0.02 per share at any time prior to the maturity date. The note is redeemable by the Company by payment of the entire principal and interest outstanding under the note to Mr. Firer. The Company must provide 30 days notice to Mr. Firer prior to redemption.

During the year ended March 31, 2009, Pinnacle and Star Capital Fund, LLC paid for certain day-to-day operating expenses on behalf of the Company. Payments of approximately $5,600 and $32,700, respectively, are included in accounts payable to related parties in the consolidated balance sheets at May 31, 2009.

On or around August 13, 2009, the Board of Directors approved an amendment to and the restatement of the Company’s previously designated Series A Preferred Stock, which became effective with the Secretary of State of Nevada on August 14, 2009.  The Series A Preferred Stock, as amended, allows the Board of Directors in its sole discretion to issue up to 1,000 shares of Series A Preferred Stock, which Series A Preferred Stock has the right to vote in aggregate, on all shareholder matters equal to 51% of the total vote.  The Series A Preferred Stock will be entitled to this 51% voting right no matter how many shares of common stock or other voting stock of the Company are issued or outstanding in the future (the “Super Majority Voting Rights”).   For example, if there are 10,000,000 shares of the Company's common stock issued and outstanding at the time of a shareholder vote, the holders of Series A Preferred Stock, voting separately as a class, will have the right to vote an aggregate of 20,408,163 shares, out of a total number of 30,408,163 shares voting. Additionally, the Company shall not adopt any amendments to the Company's Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations establishing the Series A Preferred Stock, or effect any reclassification of the Series A Preferred Stock, without the affirmative vote of at least 66-2/3% of the outstanding shares of Series A Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series A Preferred Stock, make technical, corrective, administrative or similar changes to such Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series A Preferred Stock.

On or around August 13, 2009, the Company and Mr. Firer agreed to the entry into a three year employment agreement effective as of May 5, 2009 and continuing until May 4, 2012 (unless terminated previously as provided in the agreement and described in greater detail above).

On or around August 13, 2009, the Company issued Mr. Firer, the Company’s Chief Executive Officer and President, an aggregate of 1,000 shares of the Company’s newly designated amended and restated Series A Preferred Stock, which Series A Preferred Stock has Super Majority Voting Rights (as described in greater detail above) in connection with the entry by Mr. Firer into the employment agreement.

What Vote Is Required For Election?

The vote of a plurality of the Company's shares eligible to vote at the Company's annual meeting of stockholders is required for the election of each of the Nominees, Mr. Oleg Firer, Mr. Theodore Ferrara and Mr. Steven Wolberg, to our Board of Directors.

As described above Mr. Firer, Pinnacle Three and Mr. Ferrara, beneficially own 116,343,471 voting shares which will be represented at the Meeting, representing 77.1% of our voting stock as of the Record Date (150,987,949 shares) and can therefore vote a majority of our outstanding voting shares, and will approve the election of the Nominees to our Board of Directors.  Therefore, no further stockholder approval is sought.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED
ABOVE TO THE BOARD OF DIRECTORS.

PROPOSAL 2

TO AUTHORIZE OUR BOARD OF DIRECTORS TO AMEND OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK IN A RATIO BETWEEN 1:10 AND 1:500 AND TO RE-AUTHORIZE OUR COMMON AND PREFERRED STOCK, WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS.

What Are The Majority Stockholders Approving?

Our Majority Shareholders will approve the filing of a Certificate of Amendment to our Articles of Incorporation to effect a proposed reverse split of our issued and outstanding common stock in a ratio between 1:10 and 1:500 at any time after our Meeting (the "Reverse Stock Split"), and before the end of the Company’s current fiscal year, March 30, 2010, as may be determined by our Board of Directors without further stockholder approval. Our Board of Directors believes that, because it is not possible to predict market conditions at the time the Reverse Stock Split is to be affected, it would be in the best interests of the stockholders if the board were able to determine, within specified limits approved in advance by our stockholders (i.e., between 1:10 and 1:500), the appropriate Reverse Stock Split ratio. The proposed Reverse Stock Split would combine a whole number of outstanding shares of our common stock into one (1) share of common stock, thus reducing the number of outstanding shares without any corresponding change in our par value or market capitalization. As a result, the number of shares of our common stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so that the percentage of the outstanding shares owned by each stockholder would remain unchanged.

In connection with the Reverse Stock Split, we will also re-authorize 200,000,000 shares of common stock, $0.001 par value per share and 5,000,000 shares of preferred stock, $0.001 par value per share.  The common stock and preferred stock will be re-authorized, to make it clear that such number of authorized shares of common stock and preferred stock will not be affected by the Reverse Stock Split.

After approval by our Majority Shareholders, our Board of Directors, without further stockholder approval or notice, will subsequently have the authority, in its sole discretion, to determine whether or not to proceed with a reverse split of our issued and outstanding common stock in a ratio between 1:10 and 1:500 at any time prior to the end of the Company’s current fiscal year, March 30, 2010.  If the Board of Directors determines, based on factors such as prevailing market and other relevant conditions and circumstances and the trading price of our common stock at that time, that the Reverse Stock Split is in our best interests and in the best interests of our stockholders, it will, in its sole discretion, affect the Reverse Stock Split, without any further stockholder approval or notice, in a ratio between 1:10 and 1:500. Following such determination, our Board of Directors will effect the Reverse Stock Split by directing management to file a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State at such time as the board has determined is appropriate to effect the Reverse Stock Split in a form substantially similar to the attached Appendix A. The Reverse Stock Split will become effective at the time specified in the amendment to our Articles of Incorporation after its filing with the Nevada Secretary of State, which we refer to as the "Effective Time". The text of the proposed amendment to our Articles of Incorporation is subject to modification to include such changes as may be required by the office of the Nevada Secretary of State or as our Board of Directors deems necessary and advisable to affect the Reverse Stock Split.

Our Board of Directors reserves the right, even after approval by our Majority Shareholders, to forego or postpone the filing of the Certificate of Amendment to our Articles of Incorporation in connection with the Reverse Stock Split, if it determines such action is not in our best interests or the best interests of our stockholders. If the Reverse Stock Split is not implemented by our Board of Directors and effected by the end of the Company’s current fiscal year, March 30, 2010, this Proposal 2 will be deemed abandoned, without any further effect. In this case, our Board of Directors may seek stockholder approval again, at a future date, for a Reverse Stock Split if it deems a Reverse Stock Split to be advisable at that time, but will in any case take no further action in connection with the current proposed Reverse Stock Split, without further stockholder approval.

What Will The Purpose Of The Reverse Stock Split Be?

The Board of Directors believes that reducing the number of outstanding shares of the Company’s common stock may increase the per share trading value of the Company’s common stock and position the Company more favorably for acquisition or development of an operating company for its future development and growth.  The Board of Directors also believes that by having the shareholders approve the Board of Directors’ right to affect a Reverse Stock Split in the range of 1:10 to 1:500, without shareholder approval in the future, it will give the Board of Directors enhanced flexibility moving forward to affect such Reverse Stock Split based on several factors, including the trading value of the Company’s common stock and the current market conditions at the time the Board of Directors approves such Reverse Stock Split, if ever.

We currently have no plans, proposals or arrangements, written or otherwise, regarding the issuance of the shares of common stock which will be authorized but unissued after the consummation of the Reverse Stock Split.

How Will A Reverse Stock Split Affect My Rights?

The completion of the Reverse Stock Split will not affect any stockholder's proportionate equity interest in our Company, except for the effect of rounding up fractional shares to a nearest whole share. For example, a stockholder who owns a number of shares that prior to the Reverse Stock Split represented one percent of the outstanding shares of the Company would continue to own one percent of our outstanding shares after the Reverse Stock Split. However, the Reverse Stock Split will have the effect of increasing the number of shares available for future issuance because of the reduction in the number of shares that will be outstanding after giving effect to the Reverse Stock Split and because the amendment will also re-authorize 200,000,000 shares of common stock, $0.001 par value per share and 5,000,000 shares of preferred stock, $0.001 par value per share. Also, because the Reverse Stock Split will result in fewer shares of our common stock outstanding, the per share income/(loss), per share book value and other "per share" calculations in our quarterly and annual financial statements will be increased proportionately with the Reverse Stock Split.

What Are Some Of The Potential Disadvantages Of The Reverse Stock Split?

Reduced Market Capitalization. While we expect that the reduction in our outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a factor equal to the Reverse Stock Split itself (from between 10 and 100 times, depending on what ratio of Reverse Stock Split our Board of Directors believes is in our best interests), or that such Reverse Stock Split will result in any permanent increase in the market price of our common stock, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price of our common stock decline after the Reverse Stock Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Stock Split. In some cases the stock price of companies that have affected Reverse Stock Splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the Reverse Stock Split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding thereafter. Furthermore, a Reverse Stock Split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Stock Split, then our overall market capitalization will be reduced.

Increased Transaction Costs; Round Lot Rounding. The number of shares held by each individual stockholder will be reduced if the Reverse Stock Split is implemented; however, the Company will round each stockholder’s total shares up to a minimum of 100 shares, also called a “round lot.”  As a result, following the Reverse Stock Split, no shareholder will hold less than 100 shares, no matter how many total shares of common stock that they held prior to the Reverse Stock Split.

Liquidity. Although our Board of Directors believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Stock Split and the anticipated resulting increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Authorized Shares; Future Financings. Upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued or outstanding would increase. As a result, we will have an increased number of authorized but unissued shares of common stock which we may issue in financings or otherwise. If we issue additional shares, the ownership interests of our current stockholders may be diluted.

Anti-takeover effects.  The Reverse Stock Split could have an anti-takeover effect, in that additional shares of common stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, which could be exacerbated by the Reverse Stock Split. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal, which could resist or frustrate a third-party transaction in the future, which may otherwise be favored by a majority of our independent shareholders. However, the Reverse Stock Split is being affected for the primary purpose of providing us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. Although the increased proportion of unissued authorized shares to issued shares of common stock following the Reverse Stock Split, could under certain circumstances have an anti-takeover effect, the Reverse Stock Split is not being undertaken to accumulate shares of our common stock, obtain control of the Company or cause any anti-takeover effect.  Furthermore, we do not currently have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Additionally, other currently existing provisions of our Articles of Incorporation and Bylaws may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing our Board of Directors and management. Our Articles of Incorporation provide that our Board of Directors may issue, without further stockholder approval, up to 5,000,000 shares of Preferred Stock, par value $0.001 per share, in one or more classes or series within a class.

On or around August 13, 2009, the Board of Directors approved an amendment to and the restatement of the Company’s previously designated Series A Preferred Stock, which became effective with the Secretary of State of Nevada on August 14, 2009.  The Series A Preferred Stock, as amended, allows the Board of Directors in its sole discretion to issue up to 1,000 shares of Series A Preferred Stock, which Series A Preferred Stock has the right to vote in aggregate, on all shareholder matters equal to 51% of the total vote.  The Series A Preferred Stock will be entitled to this 51% voting right no matter how many shares of common stock or other voting stock of the Company are issued or outstanding in the future (the “Super Majority Voting Rights”).   Additionally, the Company shall not adopt any amendments to the Company's Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations establishing the Series A Preferred Stock, or effect any reclassification of the Series A Preferred Stock, without the affirmative vote of at least 66-2/3% of the outstanding shares of Series A Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series A Preferred Stock, make technical, corrective, administrative or similar changes to such Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series A Preferred Stock.  All of such shares of Series A Preferred Stock were subsequently issued to our Chief Executive Officer and Director, Oleg Firer, who, due to his ownership of such Series A Preferred Stock holds (and will continue to hold regardless of the number of outstanding shares of common stock of the Company) majority voting control over the Company.

Finally, any Preferred Stock issued in the future may rank senior to our common stock and/or Series A Preferred Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. In addition, any such shares of Preferred Stock may have class or series voting rights. The issuance of additional shares of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock. According to our Bylaws and Articles of Incorporation, neither the holders of our common stock nor the holders of our Preferred Stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our issued and outstanding common stock and the ownership by our Chief Executive Officer and Director of our Series A Preferred Stock, which contains Super Majority Voting Rights, makes it impossible for other stockholders to replace our Board of Directors or for a third party to obtain control of our Company by replacing our Board of Directors.

Additional Anti-Takeover Provisions of Our Organizational Documents

Business Combinations

Sections 78.411 to 78.444 of the Nevada Revised Statutes (“NRS”) prohibit a Nevada corporation from engaging in a “combination” with an “interested stockholder” for three years following the date that such person becomes an interested shareholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

Control Shares

Nevada law also seeks to impede “unfriendly” corporate takeovers by providing in Sections 78.378 to 78.3793 of the NRS that an “acquiring person” shall only obtain voting rights in the “control shares” purchased by such person to the extent approved by the other shareholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a “controlling interest” in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The statute covers not only the acquiring person but also any persons acting in association with the acquiring person.

Will Fractional Shares Be Issued In Connection With The Reverse Stock Split?

No.  In the event a stockholder would have received a fractional share of common stock following the Reverse Stock Split, the Company will round up fractional shares to the nearest whole share. For example, a stockholder with 1,499 shares of common stock would receive 150 shares of our common stock following a 1:10 Reverse Stock Split.  Additionally, as stated above, no shareholder will receive less than 100 shares of common stock following the Reverse Stock Split.  For example, shareholders with between one (1) and 1,000 shares of common stock prior to the Reverse Stock Split in the ratio of 1:10 and shareholders with between one (1) and 50,000 shares of common stock prior to a Reverse Stock Split in the ratio of 1:500 will each receive 100 shares of common stock following such Reverse Stock Split.

What Will The Effect Of Our Reverse Stock Split Be On The Voting Rights Associated With Our Outstanding Preferred Stock?

All shares of our outstanding Series A Preferred Stock, which are all currently owned by our Chief Executive Officer and Chairman, Oleg Firer, have the right to vote in aggregate a number of voting shares equivalent to fifty-one percent (51%) of all of our voting shares on any stockholder votes. The Series A Preferred Stock does not contain any provisions for adjustment of that amount in the event of a forward or reverse stock split. As a result, the Preferred Stock will retain the right voting in aggregate, to vote on all stockholder matters equal to fifty-one percent (51%) of the total vote. However, following the Reverse Stock Split, the total number of shares of our Series A Preferred Stock will be reduced in a ratio of 1:10 to 1:500, depending on the final outcome of the Reverse Stock Split; however, such reduction in the number of outstanding Series A Preferred Stock will have no effect on the voting rights associated with such Series A Preferred Stock.

What Will The Effect Of Our Reverse Stock Split Be On Our Outstanding Options, Warrants And Convertible Notes?

Following the Reverse Stock Split, the exercise price and number of shares issuable in connection with the exercise of the Company’s outstanding options and warrants will be adjusted in proportion to the Reverse Stock Split approved by our Board of Directors within a ratio of 1:10 and 1:500.  For example, an outstanding warrant to purchase one share of common stock at an exercise price of $0.05 will, upon a Reverse Stock Split in the ratio of 1:100, automatically adjust to have an exercise price of $5.00 per share.  In another example, an outstanding convertible note in the aggregate amount of $100,000 that is convertible into shares of common stock at an exercise price of $0.02 per share would be convertible into 5,000,000 shares of the Company’s common stock before a 1:100 Reverse Stock Split; upon the effectiveness of the 1:100 Reverse Stock Split, the exercise price of the this note will automatically adjust to $2.00 and the note will be convertible into 50,000 shares of common stock.

The result of the proposed Reverse Stock Split is shown in the table below:

	Issued and Outstanding shares of Common Stock	Shares of Common Stock Reserved For Issuance*	Authorized but unreserved (using 200,000,000 shares of common stock authorized)
As of the date of this filing	73,984,095	26,755,000	99,260,905
Following a 1:10 Reverse Stock Split(1)	7,398,410 (2)	2,675,500	189,926,091 (2)
Following a 1:500 Reverse Stock Split(1)	147,969 (2)	53,510	199,798,521 (2)

* Includes outstanding options, warrants and shares issuable in connection with the conversion of our outstanding convertible promissory notes.

(1) Assumes no additional shares of common stock are issued from the date such Reverse Stock Split is approved and the date such Reverse Stock Split is implemented by the Board of Directors.

(2) Does not include the affects of “round lot” rounding as described above.

How Will I Exchange My Stock?

Promptly after the Effective Time, you will be notified that the Reverse Stock Split has been affected. Our stock transfer agent, American Stock Transfer & Trust Company, whom we refer to as the "Exchange Agent", will implement the exchange of stock certificates representing post-reverse split shares of our common stock in exchange for pre-reverse split shares of our common stock from our stockholders of record. You will be asked to surrender to the Exchange Agent certificate(s) representing your pre-split shares in exchange for certificates representing your post-split shares in accordance with the procedures to be set forth in a letter of transmittal which we will send to you following the Effective Time. You will not receive a new stock certificate representing your post-split shares until you surrender your outstanding certificate(s) representing your pre-split shares, together with the properly completed and executed letter of transmittal to the Exchange Agent and any other information or materials which the Exchange Agent may require. We will round fractional shares up to the nearest whole share.

PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE OR SUBMIT ANY OF YOUR CERTIFICATES UNTIL YOU ARE REQUESTED TO DO SO.

What Are The Federal Income Tax Consequences Of The Reverse Stock Split?

The federal income tax consequences of the Reverse Stock Split to our stockholders and to us are based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices of the United States Internal Revenue Service (the "Service"). Changes to the laws could alter the tax consequences, possibly with a retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Service regarding the federal income tax consequences of the proposed Reverse Stock Split.

We will not recognize any gain or loss as a result of the Reverse Stock Split.

WE URGE STOCKHOLDERS TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR CONSEQUENCES TO THEM.

What Vote Is Required For Approval?

Our Majority Shareholders will approve the filing of a Certificate of Amendment to our Articles of Incorporation to affect a proposed Reverse Stock Split of our issued and outstanding common stock in a ratio between 1:10 and 1:500 and to re-authorize 200,000,000 shares of common stock, $0.001 par value per share and 5,000,000 shares of preferred stock, $0.001 par value per share, at any time after the Meeting, and before the end of the Company’s current fiscal year, March 30, 2010, without further stockholder approval or notice. Therefore, no further stockholder approval is required or sought.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF OUR BOARD OF DIRECTORS TO FILE THE AMENDMENT TO OUR ARTICLES OF INCORPORATION AFFECTING THE REVERSE STOCK SPLIT, WITHOUT FURTHER STOCKHOLDER APPROVAL.

 PROPOSAL 3

RATIFICATION OF THE COMPANY’S 2009 STOCK INCENTIVE PLAN

What are the stockholders being asked to approve?

On September 3, 2009, the Company's Board of Directors adopted, subject to the approval of our Majority Stockholders, the Company's 2009 Stock Incentive Plan (the "Plan") in the form of the attached Appendix B.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company's common stock by the employees, officers, Directors and consultants of the Company, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company, personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, Directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, Director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company's common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 10,000,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.  Additionally, in the event the Company undertakes a Reverse Stock Split (as defined above) the number of shares of common stock reserved for issuance under the Plan will be reduced accordingly.  For example, following a 1:10 Reverse Stock Split, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan will be reduced to 1,000,000 shares, and following a 1:500 Reverse Stock Split, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan will be reduced to 20,000.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

No, the Company does not have any current plans to make any grants of options or to issue any securities under the Plan; however, the Company believes that the authorization of such Plan will provide the Company greater flexibility at such time in the future, if ever, as the Company’s Board of Directors believes it is in the best interest of the Company to grant or issue securities pursuant to the Plan.

What is the exercise price and expiration date of options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than the $0.001 par value per share of the Company's common stock. Additionally, the Board of Directors has the sole discretion over the authorization of any stock awards.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)
the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)
in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant's stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

May the Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this proxy statement as Appendix B.

What vote is required to ratify the Plan?

The vote of a majority of the Company's shares eligible to vote at the Company's annual meeting of stockholders is required to approve the Plan. Since our Majority Stockholders can vote a majority of our outstanding voting shares, our Majority Stockholders will approve and ratify the Plan as set forth above. Therefore, no further stockholder approval is sought.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE COMPANY'S 2009 STOCK INCENTIVE PLAN

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF GBH CPAS, PC
AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDING MARCH 31, 2009 AND 2010.

The Board of Directors has selected GBH CPAs, PC, ("GBH"), as independent auditors for the Company for the fiscal year ended March 31, 2010 and recommends that the stockholders vote for approval of such appointment and ratification of such previous appointment for March 31, 2009.

The Company does not anticipate a representative from GBH to be present at the annual stockholders meeting. In the event that a representative of GBH is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

As reported in the Company’s 8-K filing dated July 30, 2008, the Company’s former principal independent accountants, Amper, Politziner & Mattia, P.C. (“Amper”), resigned effective July 24, 2008, and effective July 28, 2008, the Company engaged GBH, as its principal independent public accountant for the fiscal year ended March 31, 2008. There were no disagreements, as defined in Item 304(b) of Regulation S-K, between the Company and our former principal independent accountants.

Amper was appointed as the Company’s independent auditor on December 18, 2006 after the Company’s Audit Committee dismissed Malone & Bailey, PC (“Malone”) as the Company’s independent auditor on that same date. In connection with the audit of the Company's fiscal year ended March 31, 2006, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, there were no disagreements between Malone and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Malone would have caused Malone to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Company by its independent registered public accounting firm for professional services rendered during fiscal years 2009 and 2008:

FEE CATEGORY	FISCAL 2009	FISCAL 2008
Audit Fees	$57,000	$125,747
Audit-Related Fees	-	-
Tax Fees	-	9,390
All Other Fees	-	-
Total Fees	$57,000	$135,137

Audit Fees. Consists of fees billed for professional services rendered by GBH CPAs, PC for the audit of the Company’s consolidated financial statements for the years ended March 31, 2009 and 2008 and the review of the interim consolidated financial statements included in the quarterly reports for the year ended March 31, 2009 and fees billed by Amper, Politziner & Mattia, P.C. for the year ended March 31, 2008.

Audit-Related Fees. No audit-related fees were billed for the years ended March 31, 2009 and 2008.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning by Amper, Politziner & Mattia, P.C. These services include assistance regarding federal and state tax compliance and tax planning.

All Other Fees. No other fees were billed for the years ended March 31, 2009 and 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION
OF THE APPOINTMENT OF GBH CPAS, PC, AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEARS ENDED MARCH 31, 2010 AND 2009.

OTHER MATTERS

The Board of Directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

No person who is not a stockholder of the Company and/or an employee of the Company will be allowed into the annual meeting.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)
No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company and the election of directors described above.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this information statement.

COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

ACIES CORPORATION
3363 N.E. 163rd Street
Suite 705
North Miami Beach, Florida 33160

Attention:  Oleg Firer
Chief Executive Officer

By Order of the Chief Executive Officer:

/s/ Oleg Firer
Oleg Firer
Chief Executive Officer

September 23,  2009

APPENDIX A

CERTIFICATE OF AMENDMENT
(Pursuant to NRS 78.385 and 78.390)

Certificate Of Amendment To The Articles Of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. NAME OF CORPORATION:

ACIES CORPORATION

2. THE ARTICLES HAVE BEEN AMENDED AS FOLLOWS (provide article numbers, if applicable):

Article 4. Authorized Shares, is hereby amended to read:

“Article 4. Number of Shares the Corporation is Authorized to Issue:

The Corporation is authorized to issue Two Hundred and Five Million (205,000,000) shares of stock, consisting of Two Hundred Million (200,000,000) shares of common stock, $0.001 par value per share and Five Million (5,000,000) shares of preferred stock, $0.001 par value per share.

Shares of preferred stock of the Corporation may be issued from time to time in one or more series, each of which shall have distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

Following a 1:___ reverse stock split of the Corporation’s outstanding shares of common stock, which shall be effective as of the effective date set forth below under Section 4 of this Certificate of Amendment (or in the absence of such date, on the date such Amendment is filed with the Secretary of State of Nevada) the Corporation’s capitalization will consist of Two Hundred and Five Million (205,000,000) shares of stock, consisting of Two Hundred Million (200,000,000) shares of common stock, $0.001 par value per share and Five Million (5,000,000) shares of preferred stock, $0.001 par value per share; provided that no shareholder of the Corporation shall hold less than 100 shares of the Company’s common stock immediately following the reverse stock split and as such, the aggregate number of shares held by any individual shareholder of the Corporation who would hold less than 100 shares of common stock following the reverse stock split shall have such shareholder’s aggregate shares of common stock rounded up to 100 shares of common stock.”

3. THE VOTE BY WHICH THE STOCKHOLDERS HOLDING SHARES IN THE CORPORATION ENTITLING THEM TO EXERCISE AT LEAST A MAJORITY OF THE VOTING POWER, OR SUCH GREATER PROPORTION OF THE VOTING POWER AS MAY BE REQUIRED IN THE CASE OF A VOTE BY CLASSES OR SERIES, OR AS MAY BE REQUIRED BY THE PROVISIONS OF THE ARTICLES OF INCORPORATION HAVE VOTED IN FAVOR OF THE AMENDMENT IS:
% ______

4. EFFECTIVE DATE OF FILING: (optional) ____________

5. SIGNATURE: (required)

X ___________________
Signature of Officer

APPENDIX B
ACIES CORPORATION
2009 STOCK INCENTIVE PLAN

ARTICLE I -- PREAMBLE

1.1           This 2009 Stock Incentive Plan of Acies Corporation (the "Company") is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company's Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company's future growth.  The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2           Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3           The Company’s board of directors adopted the Plan on September 3, 2009.  The Plan shall be effective September 3, 2009 (the "Effective Date"), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law.  Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date.  Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4           The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5           Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II -- DEFINITIONS

DEFINITIONS.  Except where the context otherwise indicates, the following definitions apply:

2.1           "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2           "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3           "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4           "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5           "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

2.7           "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8           "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9           "Committee" means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.

2.10         "Common Stock" means the Company’s common stock.

2.11         "Company" means Acies Corporation, a Nevada corporation.

2.12.        "Consultant" means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13         "Director" means a member of the Board of Directors of the Company.

2.14         "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15         "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

2.16         "Eligible Employee" means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17         "Eligible Person" means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board.  In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19         “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer.  Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

2.20         "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.21         "Fair Market Value" means:

(a) for purposes of an Incentive Stock Option, if there is a market for the Company’s stock, on a stock exchange or in an over-the-counter market, or otherwise, the Fair Market Value shall be the mean between the highest and lowest quoted selling prices on the valuation date of the Incentive Stock Option, or if there were no sales of the Company’s Common Stock on the valuation date, the Fair Market Value shall be the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date.  If a valuation pursuant to this paragraph is not available, the appropriate method described in Section 20.2031-2 of the Treasury Regulations adopted under the Code shall be used for the Fair Market Value, and

(b) for all other purposes, the mean between the highest and lowest quoted selling prices of the Common Stock (if actual sales price information on such trading day is not available, the mean between the bona fide bid and asked prices on such trading day shall be used) on the trading day immediately prior to the date on which a determination is being made pursuant to this Section 2.21 (the “Mean Selling Price”), as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if the Common Stock is not traded on NASDAQ, the Mean Selling Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Mean Selling Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board, whose determination shall be conclusive, shall be used.  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

2.22         "Grant Date" means, as to any Award, the latest of:

(a) the date on which the Board authorizes the grant of the Award; or

(b) the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c) such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant's Award Agreement.

2.23         "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24         "Incentive Stock Option" means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

2.25         "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.26         "Nonqualified Stock Option" means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

2.27         “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.28         "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29         "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30         “Outside Director” means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

2.31         "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32         "Performance Objectives" shall have the meaning set forth in Article IX of the Plan.

2.33         "Performance Period" shall have the meaning set forth in Article IX of the Plan.

2.34         "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

2.35         "Plan" means this Acies Corporation 2009 Stock Incentive Plan, as it may be amended from time to time.

2.36         “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37         "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

2.38         "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

2.39         "Retirement" means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant's Award Agreement.

2.40         “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time.  Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41         "Stock Award" means an Award of shares of Common Stock under Article VIII of the Plan.

2.42         "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43         "Ten Percent Stockholder" means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44         "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1           The Plan shall be administered by the Board of Directors of the Company.  The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI.  All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.

3.2           The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a Committee consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)           If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(b)           The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)           In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3           Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.4           Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be Ten Million (10,000,000). Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)           For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b)           If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)           The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5           Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

3.6           The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a)           any required approval of the Plan by the shareholders of the Company; and

(b)           the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

3.7           The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof.  Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8           Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9           The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10         No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.  The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company's Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11         The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12         Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)           Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c)           An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i)           as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)          as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)           The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as  Nonqualified Stock Options.

(e)           No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

(f)           The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2           Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3           The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4           Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)           Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c)           A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2           The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1           Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2           Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative.  In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3           Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4           The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5           The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6           The Board may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7           The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

ARTICLE VII -- RESTRICTED STOCK

7.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2           The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

(c)           the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)           whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)           whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f)           whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3           Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

7.5           Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6           Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement.  It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7           Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII -- STOCK AWARDS

8.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2           For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3           Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX -- PERFORMANCE SHARES

9.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2           The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

(c)           the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d)           the form of settlement of a Performance Share.

9.3           At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4           Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5           Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7           The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period.  Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8           Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1         Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)           all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)           all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)           all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)           the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)           the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)           upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c)           all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2         Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3         After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI -- AMENDMENT AND TERMINATION

11.1         Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof.  To the extent required by the Act or the Code, however, no amendment, without approval by the Company's shareholders, shall:

(a)           materially alter the group of persons eligible to participate in the Plan;

(b)           except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

(c)           alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2         No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)           annul any Award if the Participant is terminated for cause as determined by the Board; and

(b)           convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3         If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII -- MISCELLANEOUS PROVISIONS

12.1         Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time.  Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise.  No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2         The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3         The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4         Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws.  If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5         This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

12.6         Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7         If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8         The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9         The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10       If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.